GOLDMAN SACHS TRUST

Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares

of the

Goldman Sachs Core Plus Fixed Income Fund

(the “Fund”)

Supplement dated August 15, 2014 to the

Summary Prospectus and Prospectus, both dated July 29, 2014

(the “Summary Prospectus” and “Prospectus,” respectively)

The Board of Trustees of Goldman Sachs Trust has approved a change in the Fund’s name and corresponding changes to the language of the Fund’s investment policy. These changes will be effective on October 1, 2014.

The Fund’s name will change to the “Goldman Sachs Bond Fund.”

Accordingly, effective on October 1, 2014, the Fund’s Summary Prospectus and Prospectus are revised as follows:

All references in the Summary Prospectus and Prospectus to the “Goldman Sachs Core Plus Fixed Income Fund” or “Core Plus Fixed Income Fund” are replaced with “Goldman Sachs Bond Fund” and “Bond Fund,” respectively.

The following replaces in its entirety the first sentence under “Principal Strategy” in the Summary Prospectus and “Goldman Sachs Core Plus Fixed Income Fund—Summary—Principal Strategy” in the Prospectus:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in bonds and other fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate debt securities, collateralized loan obligations, privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities and high yield non-investment grade securities (securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality).

The following replaces in its entirety the first sentence under “Investment Management Approach—Principal Investment Strategies—Core Plus Fixed Income Fund” in the Prospectus:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in bonds and other fixed income securities, including U.S. Government Securities, corporate debt securities, collateralized loan obligations, privately issued Mortgage-Backed Securities, asset-backed securities and high yield non-investment grade securities (securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality).

This Supplement should be retained with your Summary Prospectus and

Prospectus for future reference.

COREPLCHGSTK 08-14